UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential, For Use by the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                       BARCLAYS GLOBAL INVESTORS FUNDS, INC.
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                  (Name of Registrant as Specified In Its Charter)
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                      (Name of Person(s) Filing Proxy Statement,
                               if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_] Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
-------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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Notes:

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

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                     IMPORTANT NOTICE: Please vote using the
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                   Enclosed Proxy Ballot as soon as possible.

            For your convenience, you may vote by calling Shareholder
            Communications Corp. ("SCC") toll-free at 1-800-606-8448
               from 6:00 a.m. to 8:00 p.m. (Pacific time). You may
                 also vote by faxing the front and back of your
                     Proxy Ballot to SCC at 1-800-733-1885.

                 A confirmation of your telephonic or facsimile
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                            vote will be sent to you.
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

                      BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                                111 Center Street
                           Little Rock, Arkansas 72201

                                 March 24, 2000

To Our Shareholders:

         On behalf of the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held at 11:00 a.m. (Central time) on May 5, 2000, at the principal executive offices of the Company, 111 Center Street, Little Rock, Arkansas 72201. The formal notice of the Annual Meeting is included with these materials.

         Whether or not you are able to attend the Annual Meeting, it is important that your views be represented. To be sure that happens, please sign and date the enclosed proxy card and return it in the envelope provided. In addition, if you plan to attend the Meeting, please check the appropriate box on the proxy card.


                              Very truly yours,
                              Barclays Global Investors Funds, Inc.



                              R. Greg Feltus
                              President

                      BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                                111 Center Street
                           Little Rock, Arkansas 72201

                                 March 24, 2000

To Our Shareholders:
         PLEASE TAKE NOTE that the ANNUAL MEETING OF SHAREHOLDERS (the "Meeting") of Barclays Global Investors Funds, Inc. (the "Company") will be held on Friday, May 5, 2000, at 11:00 a.m. (Central time) at the principal office of the Company, 111 Center Street, Little Rock, Arkansas 72201.

         The Company, a Maryland business corporation, currently consists of the following ten funds: the Asset Allocation, Bond Index, Institutional Money Market, LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds (the "Funds"). The accompanying Proxy Statement relates to all Funds of the Company.

         The Meeting is called for the following purposes:

         (1) To elect the Directors of the Company, each of whom will serve until his or her successor is elected and qualified;

         (2) To approve converting the Funds' investment objectives from fundamental to non-fundamental;

         (3) To approve amending the Funds' fundamental investment policies and converting certain other fundamental investment policies to non-fundamental investment policies;

         (4) To ratify the selection of KPMG as independent accountants for each Fund for the current fiscal year; and

         (5) To transact such other business as may properly come before the meeting.

         Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting and each of the above proposals.

         You may vote at the Meeting if you are the record owner of shares of the Funds as of the close of business on March 20, 2000. If you attend the Meeting you may vote your shares in person. Even if you do not attend the Meeting, you may vote by proxy in one of three ways:

o By Mail--Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;

o By Phone--Call SCC toll-free at 1-800-606-8448 from 6:00 a.m. to 8:00 p.m. (Pacific time); or

o By Fax--Mark, sign, date and fax both sides of the enclosed Proxy Ballot to SCC at 1-800-733-1885.

         A confirmation of your telephonic or fax vote will be sent to you.

         Each Fund is a feeder fund that invests all of its assets in shares of a corresponding master portfolio of Master Investment Portfolio ("MIP"). MIP is seeking the vote of its interestholders to approve identical matters for the corresponding master portfolios. The votes cast by Fund shareholders will, in turn, be "passed through" and cast by your Fund, as an interestholder in the corresponding master portfolio of MIP, in the same proportion as the votes cast by all Fund shareholders.

         Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to a shareholder upon request. Any such request should be directed to the respective Fund by calling 1-888-204-3956 or by writing to the respective Fund at 111 Center Street, Little Rock, AR 72201.

         Your vote is very important to us. Whether or not you plan to attend the meeting in person, please mark, sign, date and return the enclosed Proxy Ballot today, either in the enclosed postage-paid envelope or by telefacsimile (front and back) at 1-800-733-1885, or by calling toll-free at 1-800-606-8448. Signed but unmarked Proxy Ballots will be counted in determining whether a quorum is present and will be voted in favor of each proposal.

         If you have any questions, please call the Company at 1-888-204-3956.

                                            By Order of the Board of Directors,


                                            Richard H. Blank, Jr.
                                            Secretary
March 24, 2000

                        YOUR VOTE IS VERY IMPORTANT TO US
                       NO MATTER HOW MANY SHARES YOU OWN.
                    YOU CAN HELP THE COMPANY  AVOID THE NECESSITY
                      AND EXPENSE OF SENDING  FOLLOW-UP LETTERS
                       TO  ENSURE A QUORUM BY  PROMPTLY  SIGNING
                           AND RETURNING THE ENCLOSED PROXY.




                  ---------------------------------------------

                              PROXY STATEMENT

                  ---------------------------------------------

                                 March 24, 2000

                      Barclays Global Investors Funds, Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                            Telephone: 1-888-204-3956

         This Proxy Statement is being furnished to shareholders of each Fund of Barclays Global Investors Funds, Inc. (the "Company" or "BGIF") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"), for an annual meeting of Shareholders of the Company (the "Meeting") to be held at the principal office of the Company, 111 Center Street, Little Rock, Arkansas 72201, on Friday, May 5, 2000, beginning at 11:00 a.m. (Central time).

         The following table summarizes the proposals to be presented at the Meeting. The Board is soliciting the shareholders of each fund of the Company with respect to each proposal. The Company, a Maryland business corporation, currently consists of the following ten funds: the Asset Allocation, Bond Index, Institutional Money Market, LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds (the "Funds"). This Proxy Statement relates to all Funds of the Company.

--------------------------------------------------------------------------------
                                           PROPOSALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
#1 --  Electing Directors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
#2 -- Converting each Fund's investment objectives from fundamental to non-fundamental
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
#3 -- Amending the Funds' fundamental investment policies and converting certain others to non-fundamental investment policies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
#4 --  Ratifying the selection of KPMG LLP ("KPMG") as independent accountants
--------------------------------------------------------------------------------


         The Board plans to begin sending this Proxy Statement, the attached notice of meeting and the enclosed proxy card on or about March 24, 2000 to all shareholders entitled to vote. Shareholders who owned shares of any class of a Fund at the close of business on March 20, 2000 (the "Record Date"), are entitled to vote at the Meeting. You will find the number of shares outstanding on the record date for each Fund in Appendix A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table above (a fractional share has a fractional vote).

         It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety; the explanations will help you to decide on the issues.

         Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to a shareholder upon request. Any such request should be directed to the respective Fund by calling 1-888-204-3956 or by writing to the respective Fund at 111 Center Street, Little Rock, AR 72201.

                                Table of Contents


I.     Introductory Questions and Answers.................................................................4
II.    General Voting Information.........................................................................5
       Voting of Proxies..................................................................................5
       Special Master/Feeder Voting Considerations........................................................5
       Revocation of Proxies..............................................................................6
       Quorum Requirements................................................................................6
       Vote Necessary to Approve a Proposal...............................................................6
       Adjournments.......................................................................................6
III.   Proposals for Shareholder Approval.................................................................7
       Nominees for Director..............................................................................7
       Board Meetings and Committees......................................................................8
       Director Compensation..............................................................................9
       Approval of Converting Each Funds' Investment Objective from
           Fundamental to Non-fundamental ................................................................10
       Approval of Amending Each Fund's Fundamental
           Investment Policies and Converting Certain Others to
           Non-Fundamental Investment Policies............................................................11
       Comparison of the Current and Proposed Policies....................................................12
       Approval of the Ratification of Independent Accountants............................................18
IV.    General Information................................................................................19
       Other Business at the Meeting......................................................................19
       Future Shareholder Proposals.......................................................................19
       Executive Officers of the Company..................................................................20
       Share Ownership by the Directors...................................................................20
       Substantial Shareholders...........................................................................20
       Investment Adviser.................................................................................20
       Other Service Providers............................................................................21
       Solicitation of Proxies and Payment of Expenses....................................................21
       Appendix A.........................................................................................A-1
       Appendix B.........................................................................................B-1

I.        Introductory Questions and Answers.

Why am I being asked to vote?
         Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?
         As a shareholder of the Company, you are being asked to:
         (1)      Elect the Directors of the Company;

         (2) Approve converting your Fund's investment objective from a fundamental to a non-fundamental objective;

         (3) Approve amending your Fund's fundamental investment policies and converting certain other of your Fund's fundamental investment policies to non-fundamental investment policies;

         (4) Ratify the selection of KPMG as independent accountants for your Fund for the current fiscal year; and

         (5) Transact such other business as may properly come before the meeting.

How does the Board recommend that I vote?
         The Board recommends that you vote "FOR" all the proposals on the proxy ballot. How do I vote?
         If you attend the Meeting you may vote your shares in person. Even if you do not attend the Meeting, you may vote by proxy in any of three ways:

o By Mail--Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;

o By Phone--Call SCC toll-free at 1-800-606-8448 from 6:00 a.m. to 8:00 p.m. (Pacific time); or

o By Fax--Mark, sign, date and fax both sides of the enclosed Proxy Ballot to SCC at 1-800-733-1885.

         A confirmation of your telephonic or fax vote will be sent to you.

II.      General Voting Information.

         Voting of Proxies.

         If a proxy is properly signed by a shareholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy. If you sign the proxy card but do not make any specific choices, your proxy will be voted as recommended by the Board as follows:

o "FOR" the election of each of Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Leo Soong, and Mary G. F. Bitterman as Directors of the Company.

o "FOR" the conversion of the investment objectives of the Funds from fundamental to non-fundamental objectives.

o    "FOR" the changes to the Funds'  fundamental  investment  policies  and the
     conversion  of  certain  other  investment   policies  to   non-fundamental
     investment policies.

o    "FOR" the selection of KPMG as independent accountants for the Funds.

         Votes will NOT be considered cast, however, if an abstention is indicated as such on a written proxy or ballot, directions are given in a written proxy to withhold votes or if the votes are withheld by a broker.

         Special Master/Feeder Voting Considerations.

         Each Fund is a feeder fund in a master-feeder fund arrangement with a corresponding master portfolio (each a "Master Portfolio," and collectively, the "Master Portfolios"). The Master Portfolios in which the Funds invest are organized as separate series of Master Investment Portfolio ("MIP"), an open-end management investment company established as a business trust under the laws of the State of Delaware. As a feeder fund, each Fund seeks to achieve its respective investment objective by investing all of its investable assets in a corresponding Master Portfolio with the same investment objectives and policies.

         For simplicity, actions are described in this Proxy Statement as being taken by the Funds; however, MIP is also seeking the vote of its interestholders to approve identical matters for the corresponding Master Portfolios. The votes cast by Fund shareholders will, in turn, be "passed through" and cast by your Fund, as an interestholder in the corresponding Master Portfolio of MIP, in the same proportion as the votes cast by all Fund shareholders. An instruction to vote a particular way on the Proxy Ballot will be treated as an instruction to vote the interests of the corresponding Master Portfolio in the same manner. Other feeder funds of a particular Master Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of proposals described in this Proxy Statement.

         Revocation of Proxies.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by (i) submitting to the Company a written notice of revocation, (ii) submitting to the Company a subsequently executed proxy, (iii) attending the Meeting and voting in person or (iv) notifying the Company of revocation by toll-free telephone call. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Meeting. Abstentions and broker non-votes will have the effect of a vote against proposals 2 and 3, and will not affect the vote on proposals 1 and 4.

         Quorum Requirements.

         A quorum of shareholders is necessary to hold a valid meeting. If shareholders entitled to vote one-third of all shares outstanding on the record date are present in person or by proxy, a quorum will exist.

         Vote Necessary to Approve a Proposal.

         If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast is necessary to elect the Directors (Proposal 1).

         The affirmative vote of the holders of a majority of the outstanding shares of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve the changes relating to your Fund's fundamental investment policies and investment objective (Proposals 2 and 3). The 1940 Act defines the majority of the outstanding shares of a fund as the lesser of (a) the vote of the holders of 67% or more of the voting shares of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the fund.

         If a quorum is present at the Meeting, the affirmative vote of a majority of the votes cast is necessary to ratify the selection of KPMG as your Fund's independent accountant (Proposal 4).

         Adjournments.

         In the absence of a quorum, the shareholders present in person or by proxy, by majority vote and without notice, may adjourn the meeting from time to time until a quorum shall attend. In case any such adjournment is proposed, the duly appointed Proxies will vote those proxies which they are entitled to vote for the Proposals in favor of adjournment, and will vote those proxies required to be voted against the Proposals against adjournment. At any such adjourned meting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called.


III.     Proposals for Shareholder Approval.

                        PROPOSAL #1 -- ELECTING DIRECTORS

         Nominees for Director.

For the election of Directors at the Meeting, the Board has approved the nomination of Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes and Leo Soong, each to serve as Director until he or she resigns, retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong are currently serving as Directors of the Company and Trustees of MIP, a separate investment company (MIP and the Company, collectively, the "Fund Complex"). Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been Directors of the Company since its inception in 1992 and Mr. Soong was elected a Director by the Board on February 9, 2000. Ms. Bitterman is being proposed for election as a Director and is not presently serving as a Director. Her election would expand the size of the Board from four to five members. No Director or nominee has been a party adverse to the Company or any of its affiliates in any material pending legal proceeding, nor has any Director or nominee had an interest materially adverse to the Company.

         The affirmative vote of the holders of a plurality of the shares of the Company's Common Stock voted in person or by proxy at the Meeting is required for the election of each Director.

                        Nominees Standing For Reelection

--------------------------------------------- -------------------- ---------------------------------------------------
                                                                                  Principal Occupation
           Name, Address and Age                  Position(s)                    During Past Five Years
--------------------------------------------- -------------------- ---------------------------------------------------
--------------------------------------------- -------------------- ---------------------------------------------------
JACK S. EUPHRAT, 77                                Director                      Private Investor.
415 Walsh Road
Atherton, CA  94027

--------------------------------------------- -------------------- ---------------------------------------------------
--------------------------------------------- -------------------- ---------------------------------------------------
R. GREG FELTUS*, 48                           Director, Chairman                 Executive Vice President of Stephens Inc.;
Stephens Inc.                                    and President                   President of Stephens Insurance Services, Inc.;
111 Center Street, Suite 300                                                     Senior Vice President of Stephens Sports
Little Rock, AR  72201                                                           Management Inc.; and President of Investors
                                                                                 Brokerage Insurance Inc.
--------------------------------------------- -------------------- ---------------------------------------------------
--------------------------------------------- -------------------- ---------------------------------------------------
W. RODNEY HUGHES, 73                               Director                      Private Investor.
31 Dellwood Court
San Rafael, CA  94901
--------------------------------------------- -------------------- ---------------------------------------------------
--------------------------------------------- -------------------- ---------------------------------------------------
LEO SOONG, 53                                      Director                      Managing Director of Crystal Geyser Roxane Water
Crystal Geyser Water Co.                                                         Co.; Director and Chairman of KQED, Inc.;
55 Francisco Street, Suite 410                                                   Co-Founder, President and Director of Crystal
San Francisco, CA  94133                                                         Geyser Water Co.; Director of Stanford Alumni
                                                                                 Association; Trustee of California Academy of
                                                                                 Sciences; Trustee of Christian Witness
                                                                                 Theological Seminary.
--------------------------------------------- -------------------- ---------------------------------------------------
--------------------------

* A Director who is an interested person of the Company because he is an affiliated person, as defined in the 1940 Act.

                   Nominee Not Presently Serving as a Director

--------------------------------------------- -------------------- ---------------------------------------------------
                                                                                  Principal Occupation
           Name, Address and Age                   Position                      During Past Five Years
--------------------------------------------- -------------------- ---------------------------------------------------
--------------------------------------------- -------------------- ---------------------------------------------------
MARY G. F. BITTERMAN, 55                           Director                      President and Chief Executive Officer of KQED,
KQED, Inc.                                                                       Inc. since 1993.
2601 Mariposa Street
San Francisco, CA  94110
--------------------------------------------- -------------------- ---------------------------------------------------

         Board Meetings and Committees.

         The standing committees of the Board are the Audit Committee and the Nominating Committee.

         The members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee is responsible for:

o    recommending independent accountants for selection by the Board;

o reviewing the scope of audit, accounting, and financial internal controls and the quality and adequacy of the Company's accounting staff with the independent accountants and such other persons as may be deemed appropriate;

o reviewing with the accounting staff and the independent accountants the compliance of transactions of the Company with the investment adviser and with any affiliate of the adviser with the financial terms of applicable agreements;

o reviewing the reports of the independent accountants and commenting to the Board when warranted;

o    reporting to the board at least once each year; and

o being directly available at all times to independent accountants and responsible Officers of the Company for consulting on audit, accounting, and related financial matters.

         The members of the Nominating Committees are Messrs. Hughes (Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the Board a slate of persons to be nominated for election as Directors by the shareholders at each annual meeting of shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board.

         The Nominating Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person was a shareholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         The most recent fiscal year for the Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds (the
"Non-LifePath Funds") ended on December 31, 1999. During such fiscal year, the Board held four regular Board meetings and no special meetings. In addition, the Audit Committee held two meetings and the Nominating Committee did not meet. The most recent fiscal year for the LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (the "LifePath Funds") ended on February 29, 2000. During such fiscal year the Board held four regular Board meetings and no special meetings. In addition, the Audit Committee held two meetings and the Nominating Committee held one meeting.

         All of the current Directors and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the fiscal year ended December 31, 1999 or February 29, 2000. Currently, 75% of the Board members are disinterested and, if the Board nominee is elected by shareholders, that percentage will increase to 80%.

         Director Compensation.

         Directors of the Company are entitled to receive an annual retainer of $20,000 to be (i) allocated between the Fund Complex, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a Director only serves for a portion of a year. In addition, BGIF and MIP pay each Director a combined fee of $1,000 for attendance at each meeting of the Boards of BGIF and MIP, and a combined fee of $250 for attendance at each meeting of Committees of the Boards. Furthermore, each Director is reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Directors are not entitled to receive any retirement benefits or deferred compensation from the Fund Complex.


                               COMPENSATION TABLE

         The following table sets forth the compensation received by the Directors for their services to the Company and the Fund Complex during the most recent calendar year ended December 31, 1999.

-------------------------------------- ------------------------------------ ------------------------------------
                                                    Aggregate                       Total Compensation
                                                  Compensation                           from the
Name and Position                               from the Company                       Fund Complex
-------------------------------------- ------------------------------------ ------------------------------------
-------------------------------------- ------------------------------------ ------------------------------------
Jack S. Euphrat                                      $5,875                               $11,750
   Director

-------------------------------------- ------------------------------------ ------------------------------------
-------------------------------------- ------------------------------------ ------------------------------------
Thomas Goho*                                         $1,500                               $3,000
   Director

-------------------------------------- ------------------------------------ ------------------------------------
-------------------------------------- ------------------------------------ ------------------------------------
R. Greg Feltus                                         $ 0                                  $ 0
   Director

-------------------------------------- ------------------------------------ ------------------------------------
-------------------------------------- ------------------------------------ ------------------------------------
W. Rodney Hughes                                     $5,875                               $11,750
   Director

-------------------------------------- ------------------------------------ ------------------------------------
-------------------------------------- ------------------------------------ ------------------------------------
J. Tucker Morse*                                     $1,500                               $3,000
   Director

-------------------------------------- ------------------------------------ ------------------------------------
-------------------------------------- ------------------------------------ ------------------------------------
Leo Soong**                                            $0                                   $0
   Director

-------------------------------------- ------------------------------------ ------------------------------------
--------------------------

* Retired  from the  Boards of the  Company  and MIP on April 28,  1999.

** Elected to the Boards of the Company and MIP on February 9, 2000.

         A vote by you "FOR" the election of the Director(s) discussed above, will be treated as an instruction to vote "FOR" the same person(s) as Trustee(s) at the master level.

                        THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE "FOR" ALL NOMINEES

                PROPOSAL #2 -- CONVERTING EACH FUND'S INVESTMENT
                  OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

         The investment objective of your Fund presently is fundamental and requires shareholder approval prior to any change. The Board recommends that you approve converting your Fund's investment objective from fundamental to non-fundamental. If shareholders approve converting the Funds' investment objectives from fundamental to non-fundamental, the Board would have the flexibility to reword the investment objectives in a way that more clearly explains the objective that the Fund is pursuing, without changing the substance of the investment objective or the strategies being pursued. The Board may exercise this flexibility shortly after the conversion is approved, but there is no present intention to change the substance of any Fund's investment objective or the strategies being pursued. For a listing of each Fund's current investment objective, please see Appendix B.

         The Board expects that you will benefit from this proposed change because it will enable the Board to revise your Fund's investment objective without incurring the time and costs associated with a shareholder vote. The Board believes that this approach provides the Board the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds.

         A vote by you "FOR" this proposal will be treated as an instruction to vote "FOR" the corresponding changes to the investment objectives of the Master Portfolios at the master level.

                        THE BOARD OF DIRECTORS RECOMMENDS
                           A VOTE "FOR" THIS PROPOSAL

                       PROPOSAL #3 -- AMENDING EACH FUND'S
                 FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING
              CERTAIN OTHERS TO NON-FUNDAMENTAL INVESTMENT POLICIES

         The 1940 Act requires investment companies (such as the Company) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Company's investment advisor.

         Since the Company's incorporation in 1992, some of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, the Funds continue to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

1. simplify, streamline, and create more flexibility, as well as standardize the fundamental policies that are required to be stated under the 1940 Act;

2. reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

3. eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Company to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Funds' investment objective. Although the proposed changes in the fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Funds or the manner in which the Funds are managed.

         Each Proposal will be voted on separately, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of the Company as defined in the 1940 Act. (See "General Voting Information" above.)

         Comparison of the Current and Proposed Policies.
         The table below sets forth a side-by-side comparison of each Fund's current and proposed fundamental investment policies. After each proposed policy is a commentary that describes the proposed policy and explains the significance of the proposed change to the Funds. The Board does not anticipate that approving these changes will result in a material change in the way the Company operates the Funds at the present time.

----------------------------------------------------------- --------------------------------------------------------
Current Fundamental INVESTMENT Policy                         PROPOSED Fundamental INVESTMENT Policy
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
 Proposal 3(A):  Industry Concentration:

 Non-LifePath Funds:
 The Fund may not purchase the securities of
 issuers conducting their principal business                 All Funds:
 activity in the same industry if                            The Fund may not purchase the securities of
 immediately after the purchase and                          issuers conducting their principal business
 as a result thereof, the value of any Fund's                activity in the same industry if, immediately
 investments in that industry would be 25% or more of        after the purchase and as a result thereof, the
 the current value of such Fund's total assets,              value of a Fund's investments in that industry
 provided that there is no limitation with respect to        would equal or exceed 25% of the current value of
 investments in (i) obligations of the U.S.                  the Fund's total assets, provided that this
 Government, its agencies or instrumentalities; (ii)         restriction does not limit a Fund's:
 in the case of the S&P 500 Stock Fund, and the stock        (i) investments in securities of other investment
 portion of the Asset Allocation Fund, any industry in       companies, (ii) investments in securities issued
 which the S&P 500 Index becomes concentrated to the         or guaranteed by the U.S. Government, its agencies
 same degree during the same period (provided that,          or instrumentalities, or (iii) investments in
 with respect to the stock and money market portions         repurchase agreements, and provided further that:
 of the Asset Allocation Fund, the Fund will be              (a) the S&P 500 Stock Fund, the stock portion
 concentrated as specified above only to the extent          of the Asset Allocation Fund and the Bond Index Fund
 the percentage of its assets invested in those              reserve the right to concentrate in any industry
 categories of investments is sufficiently large that        in which the index that each respective fund tracks
 25% or more of its total assets would be invested in        becomes concentrated to the same degree during the
 a single industry); (iii) in the case of the Bond           same period, and (b) the Institutional
 Index Fund, any industry in which the Lehman Brothers       Money Market Fund, the Money Market Fund and the
 Government/Corporate Bond Index (the "LB Bond Index")       money market portion of the Asset Allocation Fund
 becomes concentrated to the same degree during the          reserve the right to concentrate in the
 same period; and (iv) in the case of the money market       obligations of domestic banks (as such term is
 portion of the Asset Allocation Fund, its money             interpreted by the Securities and Exchange
 market instruments may be concentrated in the banking       Commission (the "SEC"), or its staff).
 industry (but will not do so unless the SEC staff
 confirms that it does not object to the Fund
 reserving freedom of action to concentrate
 investments in the banking industry); and provided
 further, that a Fund may invest all its assets in a         Commentary:
 diversified open-end management investment company,         The Board recommends the amended investment policy
 or series thereof, with substantially the same              for improved clarity and uniformity among the
 investment objective, policies and restrictions as          Company's Funds, while maintaining the
 such Fund, without regard for the limitations set           Fund-specific exceptions to the industry
 forth in this paragraph.                                    concentration restriction that are necessary for
                                                             certain Funds.  In addition, the amended policy
                                                             also  clarifies that each Fund may invest in
                                                             repurchase agreements without violating this
                                                             restriction.

LifePath  Funds:
The Fund may not invest 25% or more of its total
assets in the securities of issuers in any particular
industry or group of closely related industries, except
that, in the case of each Fund, there shall be no
limitation on the purchase of obligations issued or
guaranteed by the U.S. Government, its agencies or
instrumentalities.
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

 Proposal 3(B): Diversification

 Non-LifePath Funds:                                         All Funds:
 The Fund may not purchase securities of any issuer          The Fund may not purchase securities of any issuer
 (except securities issued or guaranteed by the U.S.         if, as a result, with respect to 75% of a Fund's
 Government, its agencies and instrumentalities) if,         total assets, more than 5% of the value of its
 as a result, with respect to 75% of its total assets,       total assets would be invested in the securities
 more than 5% of the value of the Fund's total assets        of any one issuer or the Fund's ownership would be
 would be invested in the securities of any one issuer       more than 10% of the outstanding voting securities
 or, with respect to 100% of its total assets the            of such issuer, provided that this restriction
 Fund's ownership would be more than 10% of the              does not limit a Fund's investments in securities
 outstanding voting securities of such issuer,               issued or guaranteed by the U.S. Government, its
 provided that the Fund may invest all its assets in a       agencies and instrumentalities, or investments in
 diversified, open-end management investment company,        securities of other investment companies.
 or a series thereof, with substantially the same
 investment objective, policies and restrictions as          Commentary:
 the Fund, without regard to the limitations set forth       The Board recommends the amended investment policy
 in this paragraph.                                          for improved clarity and uniformity among the Company's Funds.


 LifePath Funds:
 The Fund may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

 The Fund may not hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------

 Proposal 3(C): Borrowing Money and
 Proposal 3(D): Issuing Senior Securities

 Non-LifePath Funds:                                         All Funds:
 The Fund may not borrow money or issue senior               The Fund may not borrow money, except to the
 securities as defined in the 1940 Act, except that          extent permitted under the 1940 Act, including the
 the Fund may borrow from banks up to 10% of the             rules, regulations and any orders obtained
 current value of its net assets for temporary               thereunder.
 purposes only in order to meet redemptions, and these
 borrowings may be secured by the pledge of up to 10%        The Fund may not issue senior securities, except
 of the current value of its net assets (but                 to the extent permitted under the 1940 Act,
 investments may not be purchased while any such             including the rules, regulations and any orders
 outstanding borrowing in excess of 5% of its net            obtained thereunder.
 assets exists).
                                                             Commentary:
 LifePath Funds:                                             The Board recommends the amended investment policy
 The Fund may not borrow money, except to the extent         for improved clarity and uniformity among the
 permitted under the 1940 Act. For purposes of this          Company's Funds.  For the non-LifePath Funds, the
 investment restriction, a Fund's or Master                  amended policy breaks apart the fundamental
 Portfolio's entry into options, forward contracts,          investment policy regarding borrowing money and
 futures contracts, including those relating to              issuing senior securities into two separate
 indices, and options on futures contracts or indices        policies.  These policies provide the Funds with
 shall not constitute borrowing to the extent certain        maximum flexibility with respect to future changes
 segregated accounts are established and maintained by       in the 1940 Act regarding restrictions on
 the Master Portfolio as described in prospectus.            borrowing money on issuing senior securities,
                                                             without incurring the costs of soliciting a
 The Fund may not issue any senior security (as such         shareholder vote.
 term is defined in Section 18(f) of the 1940 Act),
 except to the extent the activities permitted in
 investment restriction nos. 3 and 5 may be deemed to
 give rise to a senior security or as otherwise
 permitted under the rules and regulations or an
 exemptive order of the Securities and Exchange
 Commission.
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

 Proposal 3(E): Lending

 Non-LifePath Funds:                                         All Funds:
 The Fund may not make loans, except that the Fund           The Fund may not make loans to other parties if, as
 may purchase or hold debt instruments or lend its           a result, the aggregate value of such loans would
 portfolio securities in accordance with its investment      exceed one-third of a Fund's total assets.  For the
 policies, and may enter into repurchase agreements.         purposes of this limitation, entering into repurchase
                                                             agreements, lending securities and acquiring any
                                                             debt securities are not deemed to be the making of
                                                             loans.

 Lifepath Funds:                                             Commentary:
 The Fund may not make loans to others, except               The Board recommends the amended investment policy
 through the purchase of debt obligations and the            for improved clarity and uniformity among the
 entry into repurchase agreements.  However, each            Company's Funds.  In addition, the amended policy
 Fund may lend its portfolio securities in an                clarifies that lending securities and acquiring
 amount not to exceed one-third of its total                 debt securities will not be considered a loan for
 assets.  Any loans of portfolio securities will             purposes of this restriction.
 be made according to guidelines established by
 the Securities and Exchange Commission and the
 Board of Directors of the Company.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

 Proposal 3(F): Underwriting

 Non-LifePath Funds:                                         All Funds:
 The Fund may not underwrite securities of other             The Fund may not underwrite securities of other
 issuers, except to the extent that the purchase of          issuers, except to the extent that the purchase of
 permitted investments directly from the issuer              permitted investments directly from the issuer
 thereof or from an underwriter for an issuer and the        thereof or from an underwriter for an issuer and
 later disposition of such securities in accordance          the later disposition of such securities in
 with the Fund's investment program may be deemed to         accordance with a Fund's investment program may be
 be an underwriting; and provided further, that the          deemed to be an underwriting.
 purchase by the Fund of securities issued by a
 diversified, open-end management investment company,        Commentary:
 or a series thereof, with substantially the same            The Board recommends the amended investment policy
 investment objective, policies and restrictions as          for improved clarity and uniformity among the
 the Fund shall not constitute an underwriting for           Company's Funds.
 purposes of this paragraph.

 LifePath Funds:
 The Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

 Proposal 3(G): Investments in Real Estate

 Non-LifePath Funds:                                         All Funds:
 The Fund may not purchase or sell real estate or real       The Fund may not purchase or sell real estate
 estate limited  partnerships  (other than securities        unless acquired  as a result of ownership of
 secured  by real  estate or  interests therein or           securities or other instruments (but this shall
 securities issued by companies that invest in real          not prevent the Fund from investing in securities
 estate or interests therein).                               or other instruments backed by real estate or securities
                                                             of companies engaged in the real estate business).
 LifePath Funds:
 The Fund may not purchase, hold or deal in real
 estate, or oil, gas or other mineral leases or              Commentary:
 exploration or  development  programs,  but each Fund       The Board  recommends the amended investment policy
 may purchase and sell securities that are secured by        for improved clarity and uniformity among the
 real estate  or  issued by companies that invest or         Company's Funds.
 deal in real estate.


----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

 Proposal 3(H): Investments in Commodities and
 Commodity Contracts
 Non-LifePath Funds:                                         All Funds:
 The Fund may not purchase commodities or commodity          The Fund may not purchase or sell commodities,
 contracts (including futures contracts), except that        provided that (i) currency will not be deemed to
 the Fund may purchase  securities of an issuer which        be a commodity for purposes of this restriction,
 invests or deals in commodities or commodity               (ii) this restriction does not limit the purchase
 contracts, and except that the Funds may enter into         or sale of futures contracts, forward contracts or
 futures and options  contracts in  accordance with          options, and (iii) this restriction does not limit
 their  respective investment policies.                      the purchase or sale of securities or other
                                                             instruments backed by commodities or the purchase
 LifePath Funds:                                             or sale of commodities acquired as a result of
 The Fund may not invest in commodities, except that         ownership of securities or other instruments.
 each Fund may purchase and sell (i.e., write)
 options, forward contracts, futures contracts,              Commentary:
 including those relating to indices, and options on         The Board recommends the amended investment policy
 futures contracts or indices.                               for improved clarity and uniformity among the
                                                             Company's Funds.  In addition, the amended policy
                                                             clarifies that certain the investments are not
                                                             considered commodities for purposes of this
                                                             restriction.
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

 Proposal 3(I):  Convert Fundamental Policies of Funds
 to Non-Fundamental Policies
 Non-LifePath Funds:
 The Fund may not write, purchase or sell puts, calls,       All Funds:
 straddles, spreads, warrants, options or any                Convert to non-fundamental investment policies of
 combination thereof, except that the Fund may               the respective Funds.
 purchase securities with put rights in order to
 maintain liquidity.                                         Commentary:
                                                             Because these policies are no longer required to
 The Fund may not  purchase  interests,  leases,  or         be fundamental, the Board recommends converting
 limited partnership interests in oil, gas, or other         each fundamental policy in the left column to
 mineral  exploration  or  development programs.             non-fundamental investment policy of the respective Funds.
                                                             This will give the Board the flexibility to change each Fund's investment policy in the  future  with only  Board
                                                             approval.
 LifePath Funds:
 The Fund may not purchase securities on margin, but
 each Fund may make margin deposits in connection
 with transactions in options, forward contracts,
 futures contracts, including those relating to
 indices, and options on futures contracts or indices.



----------------------------------------------------------- --------------------------------------------------------

         A vote by you "FOR" these proposals will be treated as instructions to vote "FOR" the corresponding changes to the investment policies of the Master Portfolios at the master level.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE "FOR" THESE PROPOSALS


                  PROPOSAL #4 -- RATIFICATION OF THE SELECTION
                       OF KPMG AS INDEPENDENT ACCOUNTANTS

         By a vote of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, of the Company, the firm of KPMG has been selected as independent accountants for each Fund to sign or certify any financial statements of each Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of each Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG has advised each Fund that, to the best of its knowledge and belief, as of the Record Date, no KPMG professional had any direct or material indirect interest in such Fund inconsistent with the independence standards pertaining to accountants.

         The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of each Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         A vote by you "FOR" this proposal will be treated as an instruction to vote "FOR" the selection of KPMG as the independent accountants for the Master Portfolios at the master level.

                        THE BOARD OF DIRECTORS RECOMMENDS
                           A VOTE "FOR" THIS PROPOSAL

IV.      General Information

         Other Business at the Meeting.

         The Board does not intend to bring any matters before the Meeting other than as stated in this , and is not aware that any other matters will be presented for action at the Meeting. However, if any other matters come before the Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the proposals, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

          If you do not plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly. Even if you do plan to attend the Meeting, please so note where provided and return the proxy card promptly.

         Future Shareholder Proposals.

         Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in Company's proxy statement and is subject to limitations under the 1934 Act. Because the Company does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

         Executive Officers of the Company.

         The following table provides information with respect to the executive officers of the Company. Each executive office is elected by Board and serves until his successor is chosen and qualified or until his resignation or removal by the Board.

----------------------------------------- ------------------------ ---------------------------------------------------
                                                                      Principal Occupation During Past Five Years
         Name, Address and Age                   Position
----------------------------------------- ------------------------ ---------------------------------------------------
----------------------------------------- ------------------------ ---------------------------------------------------
R. GREG FELTUS, 48                        Director, Chairman and   Executive Vice President of Stephens Inc.;
Stephens Inc.                                    President         President of Stephens Insurance Services, Inc.;
111 Center Street, Suite 300                                       Senior Vice President of Stephens Sports
Little Rock, AR  72201                                             Management Inc.; and President of Investors
                                                                   Brokerage Insurance Inc.
----------------------------------------- ------------------------ ---------------------------------------------------
----------------------------------------- ------------------------ ---------------------------------------------------
RICHARD H. BLANK, Jr., 43                     Chief Operating      Vice President of Stephens Inc.; Director of
Stephens Inc.                             Officer, Secretary and   Stephens Sports Management Inc.; and Director of
111 Center Street, Suite 300                     Treasurer         Capo Inc.
Little Rock, AR  72201
----------------------------------------- ------------------------ ---------------------------------------------------

         Share Ownership by the Directors.
         As of December 31, 1999, Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

         Substantial Shareholders

         As of March 20, 2000, the shareholders identified below were known by BGIF to own 5% or more of the outstanding shares of each of the Funds listed below and in the following capacity:

------------------------------------------------- ------------------------------------- ------------------------
                                                                                              Percentage
Name and Address of Shareholder*                           Type of Ownership                    of Fund
-------------------------------                            -----------------                    -------

------------------------------------------------- ------------------------------------- ------------------------
------------------------------------------------- ------------------------------------- ------------------------
__________________                                               Record                         [___%]
==================

------------------------------------------------- ------------------------------------- ------------------------

---------------
* As of the close of business on March 20, 2000, the officers and Directors of BGIF as a group beneficially owned less than 1% of the outstanding share of BGIF.

         Investment Adviser
Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each MIP Master Portfolio of the corresponding Fund listed under the heading the "Fund" in Appendix A to this Proxy Statement. The principal business address of the BGFA is 45 Fremont Street, San Francisco CA 94105. BGFA is a wholly owned subsidiary of Barclays Bank PLC. BGFA and its affiliates provided investment advisory services for approximately $738 billion of assets.

         Other Service Providers
         Each Fund has entered into administration agreements between such Fund and Barclays Global Investors, N.A. ("BGI") and Stephens Inc. (in such capacity, and collectively the "Co-Administrators"). BGI's principal business address is 45 Fremont Street, San Francisco CA 94105.

          The principal address of Stephens Inc. is 111 Center Street, Little Rock, AR 72201. Stephens Inc. also serves as the principal underwriter to each Fund.

         Solicitation of Proxies and Payment of Expenses

         Shareholders may vote by (1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) telephone, by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-606-8448 from 6:00 a.m. to 8:00 p.m. Pacific time; or (3) telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to SCC at 1-800-733-1885. SCC has been retained by the Company to assist in both the tabulation and solicitation of proxy votes for the proposals.

         The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by Barclays Global Investors, N.A. in its capacity as co-administrator. Shareholders of the Funds will not incur any additional expenses as a result of this proxy solicitation. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telefacsimile or other electronic means by officers of the Company, personnel of BGFA, the adviser to the Master Portfolios of MIP, or Stephens Inc., the Funds' distributor and co-administrator, or an agent of the Company, such as SCC.

         As the date approaches, certain shareholders of the Funds may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be submitted by telephonic instructions from shareholders of the Funds. Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is submitted, the SCC representatives are required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC by the Company, then the SCC representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder's instructions on the proposals.

         The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement or in any additional soliciting materials. SCC will record the shareholder's instructions on the card. Within 72 hours, but in any event before the Meeting, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-606-8448. Shareholders may give a proxy by telephone at any time before 8:00 p.m. Pacific Time on May 4, 2000. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.


SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


                                            By Order of the Board of Directors


                                            ----------------------------
                                            Richard H. Blank, Jr.
                                            Secretary

Dated:  March 24, 2000

                                             A-1
                                   APPENDIX A


                         BARCLAYS GLOBAL INVESTORS FUNDS

         The following list sets forth the number of issued and outstanding shares for each Fund as of March 20, 2000, the Record Date.

------------------------------------------------- -----------------------------------------------------------
                      Fund                                    Shares Outstanding as of 3/20/2000
------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                Asset Allocation                                           [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                   Bond Index                                              [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
           Institutional Money Market                                      [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
    LifePath Income (formerly LifePath 2000)                               [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                 LifePath 2010                                             [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                 LifePath 2020                                             [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                 LifePath 2030                                             [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                 LifePath 2040                                             [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                  Money Market                                             [_____]

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                 S&P 500 Stock                                             [_____]

------------------------------------------------- -----------------------------------------------------------







                                          B-2

APPENDIX B


------------------------------------------------- -----------------------------------------------------------

                      Fund                                           Investment Objective
------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                Asset  Allocation                 The  Fund  seeks a high level of long-term  total
                                                  return, consisting of capital appreciation and current
                                                  income, consistent with a reasonable level of risk.

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                   Bond Index                     The Fund seeks to approximate as closely as practicable,
                                                  before fees and expenses, the  total rate of return of the
                                                  US market for issued and outstanding US government and
                                                  high-grade corporate bonds as measured by the Lehman Brothers
                                                  Government/Corporate Bond Index.

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
           Institutional Money  Market            The Fund seeks a high level of income consistent with
                                                  liquidity and the preservation of capital.

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
    LifePath  Income
 (formerly  LifePath  2000)                       Each Fund seeks to maximize assets for retirement  or
    LifePath  2010                                other purposes, consistent with the quantitatively
    LifePath  2020                                measured risk that investors on average may be willing to
    LifePath  2030                                accept given their investment time horizon.  Each Fund
    LifePath  2040                                has its own time horizon which affects the acceptable risk level of the Fund and, in turn , its asset allocation.

                                                  Specifically:

                                                  LifePath Income Fund is managed for investors
                                                  planning to retire (or begin to withdraw substantial
                                                  portions of their investments) approximately in the year
                                                  2000.

                                                  LifePath 2010 Fund is managed for investors planning
                                                  to retire (or begin to withdraw substantial portions of
                                                  their investments) approximately in the year 2010.

                                                  LifePath 2020 Fund is managed for investors planning to
                                                  retire (or begin to withdraw substantial portions of their investments) approximately in the year 2020.

                                                  LifePath 2030 Fund is managed for investors planning to
                                                  retire (or begin to  withdraw substantial  portions of
                                                  their investments) approximately in the year 2030.

                                                  LifePath 2040 Fund is managed for investors planning to
                                                  retire (or begin to  withdraw substantial portions of
                                                  their investments) approximately in the year 2040.

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                  Money Market                    The Fund seeks a high level of income consistent
                                                  with liquidity and the preservation of capital.

------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
                 S&P 500 Stock                    The Fund seeks to approximate as closely as practicable,
                                                  before fees and expenses, the capitalization-weighted
                                                  total rate of return of the S&P 500 Index.
------------------------------------------------- -----------------------------------------------------------

                      BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                                111 CENTER STREET
                              LITTLE ROCK, AR 77201
                                 March 24, 2000


         By my signature below, I appoint R. Greg Feltus, Richard H. Blank, Jr. and Michael W. Nolte (officers of Barclays Global Investors Funds, Inc.), as my proxies and attorneys to vote all fund shares of the portfolio identified below that I am entitled to vote at the Annual Meeting of Shareholders of Barclays Global Investors Funds, Inc. (the "Company") to be held at the principal office of the Company, 111 Center Street, Little Rock, Arkansas 72201 on Friday, May 5, 2000 at 11:00 a.m. (Central time), and at any adjournments of the meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of the Annual Meeting of Shareholders and the Proxy Statement dated March 24, 2000.

         This proxy shall vote my shares according to my instructions given below with respect to the proposal. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the proposal. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX: [X]

                                                                            ------------------- ---------------------
                                                                                                 WITHHOLD AUTHORITY
                                                                                   FOR
--------------------------------------------------------------------------- ------------------- ---------------------
--------------------------------------------------------------------------- ------------------- ---------------------
Proposal #1:

To elect the following five nominees as Directors of the Company, each of whom will serve until his or her successor is elected and qualified:

              To vote FOR all candidates just check this box
                                                                                   [ ]
              (1) Mary G. F. Bitterman
                                                                                   [ ]                  [ ]
              (2) Jack S. Euphrat
                                                                                   [ ]                  [ ]
              (3) R. Greg Feltus
                                                                                   [ ]                  [ ]
              (4) W. Rodney Hughes
                                                                                   [ ]                  [ ]
              (5) Leo Soong
                                                                                   [ ]                  [ ]




--------------------------------------------------------------------------- ------------------- ---------------------

                                                                           ----------- ---------------- --------------
                                                                              FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
-------------------------------------------------------------------------- ----------- ---------------- --------------
Proposal #2:

To approve a proposal to change the Fund(s)' investment objective from          [ ]            [ ]             [ ]
fundamental to non-fundamental.

-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                           ----------- ---------------- --------------

                                                                              FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
-------------------------------------------------------------------------- ----------- ---------------- --------------
Proposal #3:

To approve a proposal to change the Fund(s)'  fundamental investment policies:

       To vote FOR all of these items, just check this box                    [ ]
       3(A)     Industry Concentration                                        [ ]            [ ]             [ ]
       3(B)     Diversification                                               [ ]            [ ]             [ ]
       3(C)     Borrowing Money                                               [ ]            [ ]             [ ]
       3(D)     Issuing Senior Securities                                     [ ]            [ ]             [ ]
       3(E)     Lending                                                       [ ]            [ ]             [ ]
       3(F)     Underwriting                                                  [ ]            [ ]             [ ]
       3(G)     Investments in Real Estate                                    [ ]            [ ]             [ ]
       3(H)     Investments in Commodities and Commodity Contracts            [ ]            [ ]             [ ]
       3(I)     Convert Fundamental Investment Policies to
                Non-Fundamental Investment Policies                           [ ]            [ ]             [ ]


-------------------------------------------------------------------------- ----------- ---------------- --------------

                                                                           ----------- ---------------- --------------

                                                                              FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
-------------------------------------------------------------------------- ----------- ---------------- --------------
Proposal #4 :

To ratify the selection of KPMG LLP as the Company's independent              [ ]            [ ]             [ ]
accountants.
-------------------------------------------------------------------------- ----------- ---------------- --------------


IF YOU PLAN TO ATTEND THE ANNUAL MEETING
PLEASE CHECK THIS BOX  [    ]

         Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of each of the proposals; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO SHAREHOLDER COMMUNICATIONS CORP. ("SCC") AT 1-800-733-1885. YOU ALSO MAY VOTE BY CALLING SCC AT 1-800-606-8448 TOLL-FREE FROM 6:00 A.M. TO 8:00 P.M. (PACIFIC TIME).
A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.

NOTE:    Please make sure that you complete, sign and date your proxy card.
Please sign exactly as your name(s) appear on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

Date ________________________, 2000

-------------------------------------
Signature

-------------------------------------
Signature